CERTIFICATION



I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-Q of the Wells Fargo Advantage Endeavor Large Cap Fund, Wells Fargo Advantage Endeavor Select Fund, Wells Fargo Advantage Large Company Core Fund, Wells Fargo Advantage U.S. Value Fund, Wells Fargo Advantage Value Fund, Wells Fargo Advantage Equity Index Fund, Wells Fargo Advantage Capital Growth Fund, Wells Fargo Advantage Dividend Income Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Growth and Income Fund, and Wells Fargo Advantage Large Cap Growth Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:  December 19, 2006

/s/ Karla M. Rabusch
------------------------
Karla M. Rabusch
President
Wells Fargo Funds Trust

                                  CERTIFICATION



I, A. Erdem Cimen, certify that:

1. I have reviewed this report on Form N-Q of the Wells Fargo Advantage Endeavor Large Cap Fund, Wells Fargo Advantage Endeavor Select Fund, Wells Fargo Advantage Large Company Core Fund, Wells Fargo Advantage U.S. Value Fund, Wells Fargo Advantage Value Fund, Wells Fargo Advantage Equity Index Fund, Wells Fargo Advantage Capital Growth Fund, Wells Fargo Advantage Dividend Income Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Growth and Income Fund, and Wells Fargo Advantage Large Cap Growth Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:  December 19, 2006

/s/ A. Erdem Cimen
------------------------
A. Erdem Cimen
Treasurer
Wells Fargo Funds Trust

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Wells Fargo Funds Trust


                                                     By: /s/ Karla M. Rabusch
                                                         --------------------
                                                     Karla M. Rabusch
                                                     President



                                                     By: /s/ A. Erdem Cimen
                                                         ------------------
                                                         A. Erdem Cimen
                                                         Treasurer


Date:  December 19, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                                     Wells Fargo Funds Trust



                                                     By: /s/ Karla M. Rabusch
                                                         --------------------
                                                         Karla M. Rabusch
                                                         President



                                                     By: /s/ A. Erdem Cimen
                                                         ------------------
                                                         A. Erdem Cimen
                                                         Treasurer

Date: December 19, 2006